EXHIBIT 32.1

                            Section 1350 Certification
                            of David R. Schroder (CEO)

                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of MACC Private Equities Inc. (the
"Company") on Form 10-Q for the quarter ended June 30, 2005, as filed with the
United States Securities and Exchange Commission on the date hereof (the
"Report"), I, David R. Schroder, Chief Executive Officer of the Company,
certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                       /s/ David R. Schroder
                                       ---------------------
                                       David R. Schroder,
                                       President
                                       (Chief Executive Officer)
August 11, 2005